UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2004
(Date of earliest event reported)

Structured Asset Securities Corporation (as Depositor under the Trust Agreement, dated as May 1, 2004, providing for the issuance of Mortgage Pass-Through Certificates, Series 2004-10
(Exact name of registrant as specified in charter)

 Delaware                                            333-106925
(State or other jurisdiction of organization)     (Commission File Number)

 74-2440850
 (IRS  Employer   Identification No.)


745 Seventh Avenue, 7th Floor, New York, NY 10019
(Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code  (212) 526-7000

(Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions
(see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01 Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Structured Asset Securities
Corporation Mortgage Pass-Through Certificates, Series 2004-10, which was made on August 25, 2004


Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No. Description

99.1 Monthly distribution report pursuant to Section 4.03 of the Trust Agreement for distribution on August 25, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.





Us Bank,  IN ITS CAPACITY AS TRUSTEE UNDER THE
TRUST AGREEMENT ON BEHALF OF STRUCTURED ASSET SECURITIES CORPORATION, REGISTRANT




                  By: Diana Kenneally

                  Name: Diana Kenneally

                  Title: Assistant Vice President

                  Date:  September 2, 2004



Report to Certificateholders - Payment Summary  Date:    August 25,2004



                     Int           Int          Int                  Beg Class         Prin
Class     CUSIP      Rate          Type         Class                Princ             Dist

1-A1      86359BSC6  0.05640       Variable     421,776,000          416,610,990.93    3,131,718.12
B1        86359BSD4  0.05640       Variable     9,011,000            8,992,503.72      9,331.90
B2        86359BSE2  0.05640       Variable     3,516,000            3,508,782.94      3,641.21
B3        86359BSF9  0.05640       Variable     1,758,000            1,754,391.48      1,820.61
B4        86359BSH5  0.05640       Variable     1,538,000            1,534,843.05      1,592.77
B5        86359BSJ1  0.05640       Variable     1,318,000            1,315,294.63      1,364.94
B6        86359BSK8  0.05640       Variable     662,385              661,025.37        685.97
R         86359BSG7  0.05640       Variable     100                  0.00              0.00
P         N/A        N/A           N/A          N/A                  N/A               N/A
E         N/A        N/A           N/A          N/A                  N/A               N/A
                                                439,579,485          434,377,832.12    3,150,155.52

 Payment Summary

Interest            Total               Realized                  Ending
Dist                Dist                Loss                      Balance

1,957,978.90        5,089,697.02        0.00                     413,479,272.81
42,262.77           51,594.67           0.00                     8,983,171.82
16,490.50           20,131.71           0.00                     3,505,141.73
8,245.25            10,065.86           0.00                     1,752,570.87
7,213.42            8,806.19            0.00                     1,533,250.28
6,181.59            7,546.53            0.00                     1,313,929.69
3,106.67            3,792.64            0.00                     660,339.40
0.00                0.00                0.00                     0.00
0.00                0.00                N/A                      N/A
0.00                0.00                N/A                       N/A
2,041,479.10        5,191,634.62        0.00                     431,227,676.60











Distribution Amount Per $1,000

         Beginning        Principal     Interest     Realized      Ending
Class    Certificate Fac  Distribution  Distribution Loss          Bal

1-A1     987.75414184     7.42507       4.64222455   0.00000000    980.32906759
B1       997.94736654     1.03561       4.69013095   0.00000000    996.91175451
B2       997.94736671     1.03561       4.69013083   0.00000000    996.91175522
B3       997.94736956     1.03561       4.69013083   0.00000000    996.91175522
B4       997.94736724     1.03561       4.69013004   0.00000000    996.91175606
B5       997.94736415     1.03561       4.69012898   0.00000000    996.91174958
B6       997.94737775     1.03561       4.69012734   0.00000000    996.91177157
R        0.00000000       0.00000       0.00000000   0.00000000    0.00000000
P        N/A              N/A           N/A          N/A           N/A
E        N/A              N/A           N/A          N/A           N/A









Report to Certificateholders - Principal Detail


         Beginning        Scheduled      Princ          Real           Total Prin   Loss     Ending          Cumulative
Class    Balance          Principal      Pre pay        Losses         Payable      Rec      Balance         Realized Loss

1-A1     416610990.93     432334.79      2699383.33     0.00           3131718.12   0.00      413479272.81     0.00
B1       8992503.72       9331.90        0.00           0.00           9331.90      0.00      8983171.82       0.00
B2       3508782.94       3641.21        0.00           0.00           3641.21      0.00      3505141.73       0.00
B3       1754391.48       1820.61        0.00           0.00           1820.61      0.00      1752570.87       0.00
B4       1534843.05       1592.77        0.00           0.00           1592.77      0.00      1533250.28       0.00
B5       1315294.63       1364.94        0.00           0.00           1364.94      0.00      1313929.69       0.00
B6       661025.37        685.97         0.00           0.00           685.97       0.00      660339.40        0.00
R        0.00             0.00           0.00           0.00           0.00         0.00      0.00             0.00
         434377832.12     450772.19      2699383.33     0.00           3150155.52   0.00      431227676.60     0.00









Report to Certificateholders - Interest Detail

        Accrued        Interest    Net PrePrey   Reimburse    Interest     Cumulative        Cumulative
Class   Cert Int       Shtfl       Int Shtfl     of Prior Int Dist. Amou   Prepay Sht fl     Interest Sht fl
1-A1    1957978.90     0.00        0.00          0.00         1957978.90    0.00             0.00
B1      42262.77       0.00        0.00          0.00         42262.77      0.00             0.00
B2      16490.50       0.00        0.00          0.00         16490.50      0.00             0.00
B3      8245.25        0.00        0.00          0.00         8245.25       0.00             0.00
B4      7213.42        0.00        0.00          0.00         7213.42       0.00             0.00
B5      6181.59        0.00        0.00          0.00         6181.59       0.00             0.00
B6      3106.67        0.00        0.00          0.00         3106.67       0.00             0.00
R       0.00           0.00        0.00          0.00         0.00          0.00             0.00
P       N/A            N/A         N/A           N/A          0.00          N/A              N/A
E       N/A            N/A         N/A           N/A          0.00          N/A              N/A
        2041479.10     0.00        0.00          0.00         2041479.10    0.00             0.00















Mortgage Pool Realized Losses
Collateral Losses                 Bankruptcy Losses              Fraud Losses                Special Hazard Losses
Current Month     Since Cutoff    Current        Loss Limit      Current        Loss Limit   Current       Loss Limit
0.00              0.00            0.00           100,000.00      0.00           8,791,589.00 0.00          4,312,276.77




Advance Information

                                  Aggregate Advances Required:   N/A
                                  Aggregate Advances Made:       2,069,340.82
                                                                 N/A








Delinquency Statistics
                              1 Month        2 Months        3+ Months      Foreclosure  Bankruptcy    REO         Total
# of Loans                    21             2               0              0            4             0           27
Schedule Principal Balance    3,565,822.62   255,959.48      0.00           0.00         868,227.55    0.00        4,690,009.65







Report to Certificateholders
                                                             Pool
Beginning Aggregate Principal Balance                        434,377,832.70

     Scheduled Principal                                     450,772.19
     Unscheduled Principal                                   2,699,383.33
     Liquidation Proceeds                                    0.00
     Insurance Proceeds                                      0.00

Ending Aggregate Principal Balance                           431,227,677.18


Loan Count                                      Beginning    2349
                                                Payoffs      11
                                                Ending       2338

Master Servicing and Servicing Fees:
     Master Servicing Fees                                   0.00
     Other Servicing Fees                                    90,495.38


                                                Loan Number  Principal Balance
Deleted Mortgage Loans


Qualifying Substitute Mortgage Loans



Original Certificate Ratings
               S&P          Moody's
Class          Rating       Rating
1-A1           AAA          Aaa
R              AAA          Aaa
B1               AA         N/A
B2                  A       N/A
B3             BBB          N/A

























